SECURITIES AND EXCHANGE COMMISSION
		   Washington, D.C.  20549
		 ___________________________

			  FORM 8-K

		       CURRENT REPORT

	   PURSUANT TO SECTION 13 OR 15 (d) OF THE
	       SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 25, 1997
(Date of earliest event reported)

Commission File No.:  333-15473-01


Southern Pacific Secured Assets Corporation,
Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1996-04 Trust (Exact name of registrant as specified in its charter)

New York (governing law of Pooling and Servicing Agreement)
(State or other jurisdiction of incorporation or organization)

Applied For
(IRS Employer Identification Number)


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number including area code:  (410) 884-2000


ITEM 5.  Other Events

On February 25, 1997, a distribution was made to holders of Southern Pacific Secured Assets Corporation, Mortgage Loan Asset-Backed
Pass-Through Certificates, Series 1996-04 Trust

ITEM 7.  Financial Statements and Exhibits

(c)     Exhibits


Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Loan
	       Asset-Backed Pass-Through Certificates, Series 1996-04
	       Trust, relating to the February 25,1997, distribution



			SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


	       Southern Pacific Secured Assets Corporation,
Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1996-04 Trust
			     (Registrant)

			 By:      Norwest Bank of Minnesota, N.A.
				  as Trustee
			 By:      /s/Sherri J. Sharps
			 Name:    Sherri J. Sharps
			 Title:   Vice president
			 Date:    March 12, 1997


		     INDEX TO EXHIBITS


Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Loan
	       Asset-Backed Pass-Through Certificates, Series 1996-04
	       Trust, relating to the February 25,1997, distribution